                                                              Supplement dated
                                                              October 14, 1997

                          MONYMaster Variable Annuity
                   Supplement to Prospectus Dated May 1, 1997


On page 5, the table of Annual Expenses for the MONY Series Fund for the year ended December 31, 1996 is deleted and the following table is inserted:

                             MONY SERIES FUND, INC.

         PRO FORMA ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1996
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                              LONG TERM        GOVERNMENT
                                                     INTERMEDIATE TERM          BOND           SECURITIES        MONEY MARKET
                                                      BOND PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                      --------------          ---------         ---------          ---------
Expenses (After Reimbursement)***                         .16%                 .13%              .35%                .21%
Management Fees                                           .50%****             .50%****          .50%****            .40%
                                                          ----                 ----              ----                ----
Total MONY Series Fund, Inc.
   Annual Expenses (After reimbursement)                  .66%                 .63%              .85%                .61%
                                                          ====                 ====              ====                ====

On page 6, the note beginning *** to the Table of Fees is deleted and the following notes are inserted:

*** Expenses reflect the reallocation of the fees and expenses associated with the computation of the net asset value of the fund from MONY America to the Fund which became effective on and after October 14, 1997. Expenses also include custodial credit percentages as follows: Intermediate Term Bond --
 .0061%; Long Term Bond -- .0046%; Government Securities -- .0243%; and Money Market -- .0049%, which expenses are borne by the Investment Adviser pursuant to the Investment Advisory Agreement.

****    Management Fees reflect investment advisory fees which became effective on and after October 14, 1997. Prior thereto, the investment advisory fees were .40%. (See "CHARGES AND DEDUCTIONS - Investment Advisory Fee" at page 23.)

On page 23, the second sentence of the first paragraph following the caption "Investment Advisory Fee" is deleted and the following sentence is inserted:

MONY America, as investment adviser to the MONY Series Fund, will receive monthly compensation with respect to the Intermediate Term Bond, Long Term Bond, Government Securities, and Money Market Portfolios that it advises at an annual rate of 0.50 percent of the first $400 million of the average daily net assets of each of the Intermediate Term Bond, Long Term Bond and Government Securities Portfolios and 0.40 percent of the first $400 million of the average daily net assets of the Money Market Portfolio; 0.35 percent of the next $400 million of the average daily net assets for each of the MONY Series Fund Portfolios; and 0.30 percent of the average daily net assets of each of the MONY Series Fund Portfolios in excess of $800 million.

On page 2 of the MONY Series Fund Prospectus, the first and second sentences of the first paragraph following the caption "Investment Management Fees and Expenses" are deleted and the following sentences are inserted:

MONY America's fee for its investment management services to the Intermediate Term Bond, Long Term Bond, Government Securities, and Money Market Portfolios of the Fund is a daily charge equal to an annual rate of 0.50 percent of the first $400 million of the average daily net assets of each of the Intermediate Term Bond, Long Term Bond and Government Securities Portfolios and 0.40 percent of the first $400 million of the average daily net assets of the Money Market Portfolio; 0.35 percent of the next $400 million of the average daily net assets for each of the Fund's Portfolios; and 0.30 percent of the average daily net assets of each of the Fund's Portfolios in excess of $800 million. MONY America has agreed to bear all expenses associated with organizing the Fund, the initial registration of its securities, and the compensation of the Fund's directors, officers and employees who are interested persons of MONY America.

On page 14 of the MONY Series Fund Prospectus, the second, third and fourth sentences of the second paragraph following the caption "Investment Management Arrangements and Expenses" are deleted and the following sentences are inserted:

The fee is a daily charge equal to an annual rate of 0.50 percent of the first $400 million of the average daily net assets of each of the Intermediate Term Bond, Long Term Bond and Government Securities Portfolios and 0.40 percent of the first $400 million of the average daily net assets of the Money Market Portfolio; 0.35 percent of the next $400 million of the average daily net assets for each of the Fund's Portfolios; and 0.30 percent of the average daily net assets of each of the Fund's Portfolios in excess of $800 million. MONY America has agreed to bear all expenses (i) for the Fund's organization, (ii) related to initial registration and qualification under federal and state securities laws, and (iii) for compensation of the Fund's directors, officers and employees who are interested persons (as defined by the 1940 Act) of MONY America.

On page 15 of the MONY Series Fund Prospectus, the first sentence of the sixth paragraph following the caption "Investment Management Arrangements and Expenses" is deleted and the following sentence is inserted:

The Investment Advisory Agreement was initially approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act), on January 2, 1985, and an amended Investment Advisory Agreement was approved on August 4, 1997.

Form No. 13455SL  (10/97)                                              33-37722